Revocable Proxy

SPECIAL MEETING OF SHAREHOLDERS OF
WESTBANK CORPORATION

______ ______, 2006

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” APPROVAL OF THE AGREEMENT AND
PLAN OF MERGER DATED AS OF JULY 18, 2006 AND THE TRANSACTIONS CONTEMPLATED IN THE
MERGER AGREEMENT; AND “FOR” PROPOSAL 2.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

		FOR	AGAINST	ABSTAIN
1. To consider and vote on a proposal to approve and adopt the Agreement and Plan of Merger, dated as of July 18, 2006, among Westbank Corporation, Westbank, NewAlliance Bancshares, Inc. and NewAlliance Bank, and the Merger of Westbank Corporation with and into NewAlliance Bancshares, Inc. and other transactions contemplated by the Merger Agreement, including the simultaneous Merger of Westbank with and into NewAlliance Bank, as described in the attached proxy statement.		☐	☐	☐

		FOR	AGAINST	ABSTAIN
2. To transact any other business that properly comes before the Special Meeting, or any adjournments or post-ponements of the meeting, including, without limitation, a motion to adjourn the Special Meeting to another time and/or place for the purpose of soliciting additional proxies in order to approve the Merger Agreement and the Merger or otherwise.		☐	☐	☐

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.	☐

Signature of Sharehoder	Date:	Signature of Shareholder	Date:

Note:	Please sign exactly as your name appears on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

WESTBANK CORPORATION

SPECIAL MEETING OF SHAREHOLDERS

______ ______, 2006

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of WESTBANK CORPORATION (the “Corporation”) hereby appoints _______________, ____________________ and ______________, and each or any of them, as proxies of the undersigned with full power of substitution, to vote all the shares of Common Stock of the Corporation which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Corporation (the “Special Meeting”) to be held at Storrowtown Tavern, 1305 Memorial Avenue, West Springfield, Massachusetts, at ______ am/pm on _____ ______, 2006, and at any adjournment or postponement thereof, with all the power the undersigned would have if personally present, hereby revoking any proxy heretofore given. Any of such proxies or their substitutes who attend the Special Meeting (or if only one shall be present, then that one) may exercise all of the powers hereby granted. The undersigned hereby acknowledges receipt of the proxy statement for the Special Meeting and instructs the proxies to vote as instructed on the reverse side hereof.

The undersigned also hereby grants the proxies discretionary authority to vote upon such other matters as may properly come before the Special Meeting.

The undersigned may revoke this proxy at any time before it is exercised by giving written notice to the Clerk of Westbank Corporation at 225 Park Avenue, West Springfield, Massachusetts 01090-0149, by subsequently filing another proxy or by attending the Special Meeting and voting in person.

The undersigned acknowledges receipt from the Corporation, prior to the execution of this proxy, of a Notice of Special Meeting of Shareholders and a Proxy Statement dated on or about ____________ __, 2006.

THIS PROXY, WHEN PROPERTY SIGNED, WILL BE VOTED IN THE MANNER DIRECTED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED “FOR” APPROVAL OF THE AGREEMENT AND PLAN OF MERGER DATED AS OF JULY 18, 2006 AND THE TRANSACTIONS CONTEMPLATED IN MERGER AGREEMENT, AND “FOR” THE TRANSACTION OF SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING, INCLUDING, WITHOUT LIMITATION, A MOTION TO ADJOURN THE SPECIAL MEETING TO ANOTHER TIME AND/OR PLACE FOR THE PURPOSE OF SOLICITING ADDITIONAL PROXIES IN ORDER TO APPROVE THE MERGER AGREEMENT AND THE MERGER OR OTHERWISE.

(Continued and to be signed on the reverse side)